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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 9, 2001 included in this Annual Report on Form 10-K, into Pogo Producing Company's previously filed Registration Statement File Nos. 33-54969, 333-04233, 333-72129, 333-75105, 333-75105-01,
333-75105-02, 333-74861, 333-42426 and 333-42428.



                            /s/ Arthur Andersen LLP

                            ARTHUR ANDERSEN LLP


Houston, Texas

March 2, 2001